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                                                                    Exhibit 24.2

                                POWER OF ATTORNEY

                       REGISTRATION STATEMENT ON FORM S-4

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, hereinafter set forth below their signature of ___________________, a ______________
_____________ ("Company"), does hereby constitute and appoint Tommy L. McAden to act as attorneys-in-fact for and in the respective names, places and stead of the undersigned, to execute, seal, sign, and file with the Securities and Exchange Commission a registration statement on Form S-4 and any and all amendments thereto to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities which are the subject of this registration statement, which amendments may make such changes in the registration statement as such attorney may deem appropriate. Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the date indicated.

         Executed as of the ___ day of November, 2002.




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